HEWITT SERIES TRUST

Supplement dated April 18, 2017,

to the Prospectus dated April 29, 2016,

for the Hewitt Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information (“SAI”).

Aon plc (“Aon”), which is the parent company of both Hewitt Associates LLC (“Hewitt Associates”), the administrator of the Hewitt Series Trust (the “Trust”) and its sole series, the Hewitt Money Market Fund (the “Fund”), and Hewitt Financial Services LLC (“HFS,” and together with Hewitt Associates, the “Hewitt Entities”), the distributor of the Fund, recently announced that it has entered into a transaction with Tempo Acquisition (the “Transaction”). Pursuant to the Transaction, Aon will sell its benefits administration and business process outsourcing business (the “Business”) to an entity controlled by affiliates of The Blackstone Group L.P. The Transaction is subject to regulatory review and is expected to close sometime in the second quarter of 2017.

Because the Hewitt Entities are wholly-owned subsidiaries of Aon, under the Investment Company Act of 1940 (“1940 Act”), Aon is deemed to “control” the Hewitt Entities. Therefore, the sale of Aon’s Business might trigger an assignment of agreements between the Trust and the Hewitt Entities. Under the 1940 Act and the rules promulgated thereunder, an assignment of certain agreements can result in their automatic termination. Therefore, upon successful close of the Transaction, the following agreements may automatically terminate:

1.	The Amended and Restated Shareholder Servicing Agreement between the Trust and HFS; and

2.	The Amended and Restated Distribution Agreement between the Trust and HFS.

Prior to the close of the Transaction, the Board of Trustees of the Trust will meet to consider approving new agreements between the Trust and HFS; shareholder approval of those agreements is not required. In addition, the Transaction will require the Board to approve the assignment of several other agreements between the Trust and the Hewitt Entities.

Please Retain This Supplement for Future Reference.